Exhibit 31
                                  CERTIFICATION OF
                           CHIEF EXECUTIVE OFFICER
                                   PURSUANT TO
                             18 U.S.C. SECTION 1350,
                  AS ADOPTED PURSUANT TO SECTION 302 OF THE
                           SARBANES-OXLEY ACT OF 2002


I, David Reichman, certify that;

  1. I have reviewed this quarterly report on Form 10-QSB for the period ended September 30, 2006, of Tree Top Industries, Inc.;

  2. Based on my knowledge, this quarterly report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstance under which such statements were made, not misleading with respect to the period covered by this quarterly report;

  3. Based on my knowledge, the financial statements, and other financial information included in the quarterly report, fairly present in all material respects the financial condition, results of operations and cash flows of the registrant as of, and for, the periods presented in this report;

  4. The registrant's other certifying officer and I are responsible for establishing and maintaining disclosure, controls and procedures (as defined in Exchange Act Rule 13a-14 and 15d-14) for the registrant and have:

     (a) designed such disclosure controls and procedures, to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which the quarterly report is being prepared;


     (b) evaluated the effectiveness of the registrant's disclosure controls and procedures covered by the quarterly report; and

     (c) presented in the quarterly report the conclusions about the effectiveness of the disclosure controls and procedures based on our evaluation as of the Evaluation Date;


  5. The registrant's other certifying officer and I have disclosed, based on our most recent evaluation, to the registrant's auditor and the audit committee of the registrant's board of directors (or persons performing the equivalent functions):

     (a) all significant deficiencies in the design or operation of internal controls which could adversely affect the registrant's ability to record, process, summarize and report financial data and have identified for the registrant's auditors any material weaknesses in internal controls; and

     (b) any fraud, whether or not material, that involves management or other employees who have a significant role in the registrant's internal controls; and

  6. the registrant's other certifying officer and I have indicated in the quarterly report whether there were significant changes in internal controls or in other factors that could significantly affect internal control subsequent to the date of our most recent evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.



Date:  November 14, 2006                /s/David Reichman
                             -------------------------------------------
                                         David Reichman
                                     Chief Executive Officer